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                               RS INVESTMENT TRUST

PROSPECTUS SUPPLEMENT TO
PROSPECTUS DATED MAY 1, 2003,
AS REVISED OCTOBER 6, 2003

RS GLOBAL NATURAL RESOURCES FUND

EXPENSE LIMITATION. The information regarding the RS Global Natural Resources Fund in the table entitled "Fees and Expenses" on page 25 of the Prospectus is revised to read as follows:

    Management Fees                           1.00%
    Distribution (12b-1) Fees                 0.25%
    Other Expenses                            0.61%
    ----------------------------------------------
    Total Annual Fund Operating Expenses      1.86%
    Fee Waiver(1)                            (0.09)%
    ----------------------------------------------
    Expense Limitation(1)                    (0.28)%
    ----------------------------------------------
    Net Expenses(1)                           1.49%

(1) Net Expenses show the effect of a fee waiver and an expense limitation. The fee waiver is imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc. The fee waiver will apply in the current fiscal year and is expected to continue to apply in subsequent periods. The expense limitation is imposed pursuant to a written agreement between the Trust and RS Investments in effect through April 30, 2005.

The information regarding the RS Global Natural Resources Fund in the table entitled "Example of Annual Fund Operating Expenses" on page 26 of the Prospectus is revised to read as follows:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
RS Global Natural Resources Fund        $ 152      $ 549      $ 970     $ 2,142


February 25, 2004

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